SUPPLEMENT DATED FEBRUARY 22, 2007 TO THE PROSPECTUS DATED NOVEMBER 17, 2006




                 OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C.
                                  (the "Fund")
                                 ---------------

     As of February 2007, Diego Orlanski and Raul Guimaraes are no longer on the Investment Committee of 2100 Larch Lane LLC, the investment adviser of the Fund. All references to them in the Prospectus are hereby deleted. To date, no replacements have been named.